BLACKROCK MUNICIPAL BOND FUND, INC.
BlackRock National Municipal Fund
(the “Fund”)

     Supplement dated October 1, 2015
to the BlackRock Shares Summary Prospectus and
BlackRock Shares Prospectus of the Fund, each dated October 28, 2014

Effective as of October 1, 2015, BlackRock Advisors, LLC (“BlackRock”) has agreed contractually to reduce its management fee for the Fund. Due to certain expense caps, the management fee reduction may not result in a decrease of total annual fund operating expenses after fee waivers and/or reimbursements.

Accordingly, the Fund’s Summary Prospectus and Prospectus are amended as follows:

The section entitled “Fund Overview — Key Facts About BlackRock National Municipal Fund — Fees and Expenses of the Fund” in each of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or
redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	BlackRock Shares
Management Fee	0.43%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.13%
Interest Expense	0.06%
Miscellaneous Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.56%
Fee Waivers and/or Expense Reimbursements[1]	(0.04)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.52%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on page 30, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.46% of average daily net assets until November 1, 2015. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$53	$175	$309	$698

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

The table immediately below the first paragraph in the section entitled “Management of the Funds — BlackRock — National Fund and Short-Term Fund Total Annual Management Fees (Before Waivers)” in the Prospectus solely as it relates to the Fund is revised as set forth below:

Rate of Management Fee
Aggregate average daily Net Assets of the two combined Funds[1]	National Fund
First $250 million	0.450%
$250 million — $400 million	0.425%
$400 million — $550 million	0.425%
Greater than $550 million	0.425%

[1]	The reductions shall be applicable to each Fund regardless of size on a “uniform percentage” basis. Determination of the portion of the Net Assets of each Fund to which a reduced rate is applicable is made by multiplying the Net Assets of that Fund by “uniform percentages,” derived by dividing the amount by which the combined assets of both Funds exceed the various applicable breakpoints by such combined assets.

Shareholders should retain this Supplement for future reference.

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